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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2016

CHERUBIM INTERESTS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150061	98-0585268
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

1304 Norwood Dr. Bedford Texas	76022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (844) 842-8872

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 3.02

Unregistered Sales of Equity Securities

On June 20, 2016, the Company issued an aggregate of 2,500,000 unrestricted shares of registered common stock (the “Shares”) pursuant to the Company’s 2016 Equity Incentive Plan (the “Plan”) to thirty-four officers, directors, employees, consultants and contractors of the Company for services rendered to the Company. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 3.02 above, On June 20, 2016, the Company issued an aggregate of 2,500,000 unrestricted shares of registered common stock (the “Shares”) pursuant to the Company’s 2016 Equity Incentive Plan (the “Plan”) to thirty-four officers, directors, employees, consultants and contractors of the Company for services rendered to the Company. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERUBIM INTERESTS, INC.

Date: June 24, 2016	By: /s/ Patrick Johnson
Patrick Johnson
Chief Executive Officer